                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5269

                              THE BRAZIL FUND, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

                                 345 Park Avenue
                            New York, New York 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: 1-617-295-2588
                                                            --------------

                                  John Millette
                  Deutsche Investment Management Americas Inc.
                    Two International Place, Boston, MA 02110
                    -----------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        6/30

Date of reporting period:       6/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

The Brazil Fund, Inc.

Annual Report to Stockholders

June 30, 2003

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Brazilian issuers.

The Brazil Fund, Inc.

Investment Objective and Policies

• long-term capital appreciation through investment primarily in equity securities of Brazilian issuers

Investment Characteristics

• closed-end investment company investing in a broad spectrum of Brazilian industries

• a vehicle for international diversification through participation in the Brazilian economy

General Information

Executive Offices

The Brazil Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

Scudder Closed-End Fund Info Line (800) 349-4281

Web Site

www.TheBrazilFund.com

or visit our Direct Link:

CEF.Scudder.com (Do not use www.)

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Debevoise & Plimpton

Custodian

Brown Brothers Harriman & Co.

Independent Auditors

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol - BZF

Contents

<Click Here> Portfolio Management Review

<Click Here> Other Information

<Click Here> Investment Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Stockholder Meeting Results

<Click Here> Dividend Reinvestment and Cash Purchase Plan

<Click Here> Investment Manager

<Click Here> Directors and Officers

This report is sent to the stockholders of The Brazil Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Portfolio Managers Paul Rogers and Tara Kenney discuss the recent market environment and their strategy in managing The Brazil Fund, Inc. during the 12-month period ended June 30, 2003.

Q: How did Brazil's stock market perform over the past year?

A: Stocks in Brazil delivered strong returns over the past 12 months. After losing ground during the first three-plus months of the period on concerns related to the presidential candidacy of Luis Inacio Lula da Silva (Lula), the market roared back to life in October and - after a pause in January and February - went on to regain levels it had last seen in April 2002.

The outlook for Brazil is considerably brighter now than it was just six months ago, and this has been reflected in strong stock market performance, a rally in the currency and a sharp decline in the country's sovereign bond yields.

Q: How did the fund perform in this environment?

A: The fund's net asset value (NAV) total return was 18.37% for the 12-month period as of June 30, 2003, while the fund's benchmark, the Bovespa Index, returned 14.18% for the same period. Its share price - quoted on the NYSE - returned 19.64% to close at $14.95 per share, representing a discount of 16.48% to NAV. The bulk of the gains came in the second half of the period.

For the 10-year period ended June 30, 2003, the fund's average annual NAV return was 8.73%, compared with 5.23% for the Ibovespa Index.

Performance during the most recent 12-month period was helped by the fund's position in export-oriented stocks such as Companhia Vale do Rio Doce (mining), Aracruz Celulose (pulp) and Votorantim Celulose e Papel (pulp and paper). These positions aided returns early in the period, when Brazil's currency - the real - was exhibiting weakness. The fund's position in banks also aided performance toward the latter part of the period. Finally, many of our less liquid holdings - particularly Sousa Cruz (tobacco) and Weg (industrial machinery) - provided a significant boost to fund returns over the period.

On the negative side, Petroleo Brasileiro (energy) underperformed on a 12-month basis due to concerns about the potential for government interference and the possibility of price controls on oil, which to-date have not materialized. Empresa Brasileira de Aeronautica, the plane manufacturer, declined on slowing airplane orders and worries about the effects of SARS on air travel.

Finally, it is important to keep in mind the volatile nature of the Brazilian stock market. The closed end structure of the fund has helped us to achieve a higher rate of return with reduced volatility than the Bovespa over the 10-year period.

Q: How would you describe the political backdrop in Brazil?

A: The most important factor behind the strong gains in all of Brazil's financial markets has been the positive reception to Lula. Prior to his election, some investors avoided Brazilian assets on the fear that his left-wing past would give rise to policies destructive to business and the markets. Lula has since surprised investors with his pro-business stance and commitment to reform. Some initial progress has been made on Lula's reform agenda as he continues to build a consensus behind his platform. His PT party officially joined forces with the rival PMBD party in Congress, which boosts the chance of structural reforms (including social security). Following its alliance with the PMBD, the government now controls 65% of the seats in both houses, more than is necessary to pass the reforms. The president of the lower house even announced that Congress would work during its traditional July break in order to speed up the process of approval for reforms. The improved political backdrop and progress on the reform front have been a distinct positive for the markets in a country in which government policies have often proved disruptive to the economy.

Q: Is the economy showing signs of improvement as well?

A: While there is still room for the economic picture to improve, recent developments are fairly encouraging. Although industrial production declined in the first quarter, the sector remained steady over the full year. First-quarter domestic product growth came in at 2%, although much of the growth was registered in the agricultural sector. June's inflation number declined to 10% year-over-year. This is still above the official target of 8.5% but is well below the 15% level registered in May. The more favorable economic picture has been a positive for many of Brazil's corporations: Petrobras, Ambev and a number of banks all reported earnings that beat expectations.

Brazil is also making progress in reducing its "twin deficits." The country posted a record $US 12.5 billion trade surplus in 2002 and is on track to record an even higher surplus this year. Meanwhile, Brazil's vulnerability has been reduced due to a current account deficit to GDP of less than 2% at the end of 2002, compared with nearly 5% a few years ago. The country's fiscal outlook is improving as credit to the country is increasing, domestic debt rollovers are manageable and foreign direct investment continues at about $US 13 billion annually.

In combination with an improving political picture, these economic factors have helped make investors much more comfortable investing in Brazil than was the case just one year ago.

Q: How is the portfolio positioned?

A: As has been the case since the fund's inception, our strategy is to invest in the securities of companies with a demonstrated record of achieving high rates of cash flow from their core businesses and reinvesting a substantial portion of that cash flow back into the business. Given the political and economic volatility in Brazil, the fund will invest in companies with limited balance-sheet debt relative to cash flow, competitive market strength, high return on invested capital, strong management and pricing power. We expect that by focusing on the best companies in the country - whether large or small - and by purchasing or selling stocks based on the stock price relationship to a company's intrinsic value, long-term competitive performance can be achieved. The closed-end structure of the fund allows us to purchase smaller-capitalized and less liquid companies that meet our criteria; such diversification has the potential to reduce portfolio volatility.

The fund's recent moves have involved reducing our cash position to take advantage of the potential for declining interest rates as inflation subsides. We have invested in sectors that we expect should benefit from increased economic activity, including banking, steel and cellular telecommunications, as well as selectively in the utilities sector on the outlook for an improved regulatory environment. We reduced the fund's weighting in Sadia, the processed meat and chicken company, on concerns over its debt levels, and in Souza Cruz on valuation considerations.

Q: Are you encouraged with the progress you have seen in Brazil during the past year?

A: Yes, we believe the current political leadership has set the country on a sensible course. More importantly, we remain confident in the fundamentals of the companies we own in the portfolio. Keep in mind, however, that the global financial markets came a long way in the second quarter and are vulnerable to any indication that the world economy is not going to improve as much as stock prices now suggest. This is a key consideration for Brazil, given that the country's financial markets are vulnerable to external crises of confidence and remain dependent on foreign inflows. Having said that, we believe the efforts of Brazil's political leadership to develop a broad consensus to make the necessary structural reforms - while at the same time continuing on the path of fiscal restraint - justify the recent rise in stock prices.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Other Information

Election of Officers

On April 2, 2003, the Board elected Kathleen Sullivan D'Eramo, Salvatore Schiavone and Lucinda H. Stebbins as Assistant Treasurers. Brenda Lyons has resigned as an officer of the fund.

Dividend Reinvestment Plan and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 28. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Brazil Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Share Repurchases

The Board of Directors of The Brazil Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the fund's Board of Directors, repurchases may be made at such time and in such amounts as the fund's Manager believes will further the achievement of the fund's objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the calendar year, plus (2) an estimate of shares to be issued in connection with the current calendar year's dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current calendar year's dividends are estimated at 50% of the number of shares issued in connection with the prior calendar year's dividends or until such time during the calendar year that the fund's Manager has a more accurate projection of the calendar year's dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. During the fiscal year ended June 30, 2003, 99,300 fund shares were repurchased by the fund pursuant to the share repurchase plan as described above.

Net Asset Value

The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

Investment Summary as of June 30, 2003

Historical Information
	Total Return (%)
	Market Value		Net Asset Value[a]		Index[b]
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	26.69	-	26.23	-	33.82	-
One Year	19.64	19.64	18.37	18.37	14.18	14.18
Three Year	-1.72	-.58	-16.07	-5.67	-51.14	-21.84
Five Year	25.51	4.65	15.08	2.85	-45.84	-11.54
Ten Year	103.31	7.35	131.02	8.73	66.61	5.23

Per Share Information and Returns[a]
	Yearly periods ended June 30

	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
Net Asset Value ($)	22.38	24.47	26.27	35.71	23.67	17.03	24.01	19.63	15.43	17.91
Income Dividends ($)	.08	-	.30	.61	.56	.79	.30	.42	.53	.27
Capital Gains and Other Distributions ($)	.93	2.36	.81	.75	2.32	2.27	-	.50	.19	-
Total Return (%)	26.58	18.36[c]	22.24[c]	43.88[c]	-23.82	-4.31	43.28	-14.01	-17.54	18.37

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
b Bovespa Stock Index ($) is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
c Total returns would have been lower had certain expenses not been reduced.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Past results are not necessarily indicative of future performance of the Fund.

Portfolio Summary as of June 30, 2003

Asset Allocation	6/30/03	6/30/02

Equity Securities	99%	97%
Cash Equivalents	1%	3%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	6/30/03	6/30/02

Materials	24%	24%
Consumer Staples	22%	18%
Financials	15%	16%
Energy	11%	14%
Telecommunication Services	11%	11%
Industrials	9%	8%
Utilities	7%	8%
Consumer Discretionary	1%	1%
	100%	100%

Ten Largest Equity Holdings (68.3% of Portfolio)
1. Companhia de Bebidas das Americas	11.4%
2. Banco Itau Holding Financeira SA	11.0%
3. Petroleo Brasileiro SA	10.9%
4. Companhia Vale do Rio Doce	6.8%
5. Weg SA	6.0%
6. Souza Cruz SA	5.1%
7. Gerdau SA	4.9%
8. Banco Bradesco SA	4.3%
9. Aracruz Celulose SA	4.0%
10. Votorantim Celulose e Papel SA	3.9%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of June 30, 2003

	Shares	Value ($)

Equity Securities 98.6%
Consumer Discretionary 0.9%
Textiles, Apparel & Luxury Goods
Sao Paulo Alpargatas SA (Preferred)	47,579,600	2,745,879
Consumer Staples 21.3%
Beverages 11.4%
Companhia de Bebidas das Americas (Preferred)	162,899,565	33,268,221
Food & Drug Retailing 2.7%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (Preferred)	517,616,400	7,999,360
Food Products 2.1%
Sadia SA (Preferred)	11,698,045	6,137,355
Tobacco 5.1%
Souza Cruz SA (Voting)	1,775,943	14,757,836
Energy 10.9%
Oil & Gas
Petroleo Brasileiro SA (Preferred)	1,773,458	31,784,863
Financials 15.3%
Banks
Banco Bradesco SA (Preferred)	3,324,430,768	12,525,144
Banco Itau Holding Financeira SA (Preferred)	476,779,480	31,984,516
		44,509,660
Industrials 8.7%
Aerospace & Defense 2.7%
Empresa Brasileira de Aeronautica SA (Preferred)	1,686,632	8,005,563
Electrical Equipment 6.0%
Weg SA (Preferred)	15,026,600	17,460,486
Materials 23.8%
Metals & Mining 15.9%
Caemi Mineracao e Metalurgica SA (Voting)	6,400,000	1,097,014
Companhia Siderurgica Nacional (Voting)	452,400,000	11,182,563
Companhia Vale do Rio Doce "A" (Voting Preferred)**	716,104	19,743,291
Gerdau SA (Preferred)	1,226,680	14,223,441
		46,246,309
Paper & Forest Products 7.9%
Aracruz Celulose SA "B" (Preferred)	5,551,599	11,533,251
Votorantim Celulose e Papel SA (Preferred)	291,900,000	11,307,014
		22,840,265
Telecommunication Services 10.8%
Diversified Telecommunication Services 9.2%
Brasil Telecom SA (Preferred)	872,766,839	3,948,963
Brasil Telecom SA (Voting)	10,158,148	43,816
Brasil Telecom Participacoes SA (Preferred)	1,284,456,600	9,588,197
Tele Norte Leste Participacoes SA (Preferred)	868,807,592	10,171,779
Tele Norte Leste Participacoes SA (Voting)*	4,377	37
Telemar Norte Leste SA "A" (Preferred)	219,434,100	3,044,262
		26,797,054
Wireless Telecommunication Services 1.6%
Tele Centro Oeste Celular Participacoes SA (Preferred)	1,055,000,000	2,028,275
Telesp Celular Participacoes SA (Preferred)*	1,680,000,000	2,626,479
		4,654,754
Utilities 6.9%
Electric Utilities 4.9%
Centrais Electricas Brasileiras SA "B" (Preferred)	420,000,000	3,249,085
Companhia Energetica de Minas Gerais (Preferred)	662,171,369	6,143,738
Companhia Paranaense de Energia-Copel "B" (Preferred)	1,095,166,700	3,185,238
Companhia Paranaense de Energia-Copel (Voting)	806,742,700	1,789,605
		14,367,666
Multi-Utilities & Unregulated Power 0.5%
Ultrapar Participacoes SA (Preferred)	143,748,000	1,341,311
Water Utilities 1.5%
Companhia Saneamento Basico de Sao Paulo SA (Voting)	116,400,000	4,221,959
Total Equity Securities (Cost $180,802,307)		287,138,541

Cash Equivalents 1.4%
Scudder Cash Management QP Trust, 1.15% (b) (Cost $4,019,007)	4,019,007	4,019,007
Total Investment Portfolio - 100.0% (Cost $184,821,314) (a)		291,157,548

* Non-income producing security.
** These shares have limited voting rights.
(a) The cost for federal income tax purposes was $185,652,136. At June 30, 2003, net unrealized appreciation for all securities based on tax cost was $105,505,412. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $143,546,843 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $38,041,431.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2003
Assets
Investments in securities, at value (cost $180,802,307)	$ 287,138,541
Investment in Scudder Cash Management QP Trust, at value (cost $4,019,007)	4,019,007
Brazilian Real, at value (cost $898,250)	920,002
Receivable for investments sold	468,775
Dividends receivable	807,938
Other assets	3,642
Total assets	293,357,905
Liabilities
Payable for investments purchased	248,739
Payable for Fund shares repurchased	56,847
Accrued management fee	272,719
Other accrued expenses and payables	228,570
Total liabilities	806,875
Net assets, at value	$ 292,551,030
Net Assets
Net assets consist of: Undistributed net investment income	5,507,670
Net unrealized appreciation (depreciation) on: Investments	106,336,234
Brazilian real related transactions	114,972
Accumulated net realized gain (loss)	(6,718,510)
Cost of 99,300 shares held in treasury	(1,336,968)
Paid-in capital	188,647,632
Net assets, at value	$ 292,551,030
Net Asset Value per share ($292,551,030 / 16,337,688 shares of common stock issued and outstanding, $.01 par value, 50,000,000 shares authorized)	$ 17.91

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended June 30, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,190,180)	$ 11,910,237
Interest - Scudder Cash Management QP Trust	90,808
Total Income	12,001,045
Expenses: Management fee	2,627,638
Administrator's fee	50,000
Services to shareholders	31,568
Custodian and accounting fees	585,290
Auditing	115,792
Legal	43,827
Directors' fees and expenses	116,772
Reports to shareholders	86,139
NYSE listing fee	33,250
Other	89,418
Total expenses	3,779,694
Net investment income (loss)	8,221,351
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(103,046)
Brazilian real related transactions (including CPMF tax of $93,489)	(2,650,423)
(2,753,469)
Net unrealized appreciation (depreciation) during the period on: Investments	37,119,195
Brazilian real related transactions	2,079,798
39,198,993
Net gain (loss) on investment transactions	36,445,524
Net increase (decrease) in net assets resulting from operations	$ 44,666,875

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended June 30,
	2003	2002
Operations: Net investment income (loss)	$ 8,221,351	$ 8,845,970
Net realized gain (loss) on investment transactions	(2,753,469)	(7,872,702)
Net unrealized appreciation (depreciation) on investment transactions during the period	39,198,993	(58,318,105)
Net increase (decrease) in net assets resulting from operations	44,666,875	(57,344,837)
Distributions to shareholders from: Net investment income	(4,437,987)	(8,711,604)
Net realized gains	-	(3,040,843)
Fund share transactions: Reinvestment of distributions	-	189,491
Cost of shares repurchased	(1,336,968)	-
Cost of shares reacquired	(150,372)	-
Net increase (decrease) in net assets from Fund share transactions	(1,487,340)	189,491
Increase (decrease) in net assets	38,741,548	(68,907,793)
Net assets at beginning of period	253,809,482	322,717,275
Net assets at end of period (including undistributed net investment income of $5,507,670 and $4,395,275, respectively)	$ 292,551,030	$ 253,809,482
Other Information
Shares outstanding at beginning of period	16,450,120	16,436,988
Shares issued to shareholders in reinvestment of distributions	-	13,132
Shares repurchased	(99,300)	-
Shares reacquired	(13,132)	-
Net increase (decrease) in Fund shares	(112,432)	13,132
Shares outstanding at end of period	16,337,688	16,450,120

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2003	2002	2001	2000	1999[a]	1998[b]
Per Share Operating Performance
Net asset value, beginning of period	$ 15.43	$ 19.63	$ 24.01	$ 17.03	$ 14.92	$ 26.42
Income (loss) from investment operations:
Net investment income (loss)[c]	.50	.54	.67	.48	.26	.82
Net realized and unrealized gain (loss) on investment transactions	2.23	(4.02)	(4.13)	6.80	2.00	(9.30)
Total from investment operations	2.73	(3.48)	(3.46)	7.28	2.26	(8.48)
Less distributions from: Net investment income	(.27)	(.53)	(.42)	(.30)	(.15)	(.75)
Net realized gains on investment transactions	-	(.19)	(.50)	-	-	(2.27)
Total distributions	(.27)	(.72)	(.92)	(.30)	(.15)	(3.02)
Antidilution (dilution) resulting from repurchase and reinvestment of distributions for shares at value	.02	-	-	-	-	-
Net asset value, end of period	$ 17.91	$ 15.43	$ 19.63	$ 24.01	$ 17.03	$ 14.92
Market value, end of period	$ 14.95	$ 12.75	$ 15.15	$ 17.13	$ 14.75	$ 10.88
Total Return
Per share net asset value (%)[d]	18.37	(17.54)	(14.01)	43.28	15.48**	(25.42)
Per share market value (%)[d]	19.64	(11.67)	(7.00)	17.99	37.22**	(31.61)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	293	254	323	395	280	243
Ratio of expenses (%)	1.65	1.52	1.44	1.49	1.67*	1.56
Ratio of net investment income (loss) (%)	3.60	3.04	3.03	2.42	3.47*	3.57
Portfolio turnover rate (%)	5	3	8	14	4*	17

a For the six months ended June 30, 1999. On May 26, 1999, the Fund changed the fiscal year end from December 31 to June 30.
b Years ended December 31.
c Based on average shares outstanding during the period.
d Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

The Brazil Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

At June 30, 2003, the exchange rate for the Brazilian Real was US $.3486 to 1 Real.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At June 30, 2003, the Fund had a net tax basis capital loss carryforward of approximately $3,394,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2010 ($940,000) and June 30, 2011 ($2,454,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002, through June 30, 2003 the Fund incurred approximately $2,494,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending June 30, 2004.

The Fund may be subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 5,535,093
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (3,394,000)
Net unrealized appreciation (depreciation) on investments	$ 105,505,412

In addition, for the years ended June 30, 2003 and June 30, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	2003	2002
Distributions from ordinary income*	$ 4,437,987	$ 8,711,604
Distributions from long-term capital gains	$ -	$ 3,040,843

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended June 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $20,265,622 and $10,807,788, respectively.

C. Related Parties

Management Agreement Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly under the Management Agreement is equal to an annual rate of 1.20% of the first $150,000,000 of the Fund's average weekly net assets, 1.05% of the next $150,000,000 of such net assets, 1.00% of the next $200,000,000 of such net assets and 0.90% of such net assets in excess of $500,000,000. Accordingly, for the year ended June 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.15% of the Fund's average weekly net assets.

The Fund and the Manager have an Administration Agreement with BankBoston Banco Multiplo S.A. ("BankBoston Banco"), pursuant to which BankBoston Banco acts as the Fund's Brazilian Administrator. The Fund has agreed to pay BankBoston Banco, for services rendered, an annual fee payable quarterly in Brazilian currency equal to $50,000 per year plus out-of-pocket expenses. For the year ended June 30, 2003, the Administrator's Fee amounted to $50,000, of which $12,500 is unpaid at June 30, 2003.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended June 30, 2003, the amount charged to the Fund by SISC aggregated $16,200, of which $5,400 is unpaid at June 30, 2003.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder service communications agent of the Fund. For the year ended June 30, 2003, the amount charged to the Fund by SSC aggregated $15,000, of which $5,000 is unpaid at June 30, 2003.

Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Effective April 1, 2003, SFAC has in turn entered into a sub-accounting agreement with State Street Bank and Trust Company to provide these services. For the year ended June 30, 2003, the amount charged to the Fund by SFAC aggregated $131,096, of which $9,093 is unpaid at June 30, 2003.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Foreign Investment and Exchange Controls in Brazil

Investing in Brazil may involve considerations not typically associated with investing in securities issued by domestic companies, such as more volatile prices and less liquid securities.

The Brazilian Government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.

Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. The Fund has obtained from the Brazilian Securities Commission authorization, subject to certain restrictions, to invest in Brazilian securities. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under its authorization, the Fund may also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for US federal income tax purposes), to pay expenses incurred outside of Brazil, to repay borrowings made for temporary or emergency purposes and in connection with the termination of the Fund (provided that the Fund's dissolution has been approved by shareholders of at least two-thirds of the Fund's outstanding shares). Under current Brazilian law, whenever there occurs a serious imbalance in Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund's ability to make sufficient distributions, within applicable time periods, to qualify for the favorable US tax treatment afforded to regulated investment companies.

The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian Government may adversely affect the liquidity of the Brazilian stock market in the future.

E. Ownership of the Fund

At June 30, 2003, The President and Fellows of Harvard College held approximately 24% of the outstanding shares of the Fund.

F. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based on net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5.0 percent of its net assets under the agreement.

G. Common Stock

Shares issued in fiscal 2002 for the Dividend Reinvestment Plan were reacquired in the open market and retired in fiscal 2003.

H. Share Repurchases

The Fund has a share repurchase plan to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their NAV. During the year ended June 30, 2003, the Fund purchased 99,300 shares of common stock on the open market at a total cost of $1,336,968. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 15.9%. These shares are held in treasury.

Report of Independent Auditors

To the Board of Directors and the Shareholders of The Brazil Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazil Fund, Inc. (the "Fund") at June 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts August 12, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $1,190,180 and earned $9,938,510 of foreign source income during the year ended June 30, 2003. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.08 per share as foreign taxes paid and $0.61 per share as income earned from foreign sources for the year ended June 30, 2003.

For federal income tax purposes, the fund designates $6,000,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Stockholder Meeting Results

The Annual Meeting of Stockholders of The Brazil Fund, Inc. (the "fund"), was held on July 9, 2003, at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the meeting, the following matter was voted upon by the stockholders (the resulting votes are presented below).

1. To elect two Directors of the fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified:

	Number of Votes:
Directors	For	Withheld
Robert J. Callander	12,608,566	2,697,949
Kenneth C. Froewiss	12,605,926	2,700,589

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 1-800-294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Brazil Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM is part of Deutsche Asset Management. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: Scudder New Asia Fund, Inc., Scudder Global High Income Fund, Inc., The Korea Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.

Directors and Officers

The following table presents certain information regarding the Directors and Officers for The Brazil Fund, Inc. as of June 30, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. Each Director's term of office extends until the next stockholder's meeting called for the purpose of electing Directors in that class and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund. Each of the Directors also serves on the Boards of Scudder New Asia Fund, Inc., The Korea Fund, Inc., and Scudder Global High Income Fund, Inc., all of which are closed-end funds that are managed by Deutsche Asset Management.

Non-Interested Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Robert J. Callander (72) Director 2000-present	Retired; Vice Chairman, Chemical Banking Corporation; Directorships: Aramark Corporation (food service); Member, Council on Foreign Relations	4
Kenneth C. Froewiss (57) Director 1997-present	Clinical Professor of Finance, NYU Stern School of Business; Member, Finance Committee, Association for Asian Studies; prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	4
William H. Luers (74) Director 1997-present	President and Chief Executive Officer, United Nations Association of the United States of America; Directorships: Wickes Lumber Company (building materials), America Online Latin America (media communications), Rockefeller Brothers Fund (foundation), Appeal of Conscience Foundation; Member, Advisory Board, The Trust for Mutual Understanding	4
Ronaldo A. da Frota Nogueira (64) Director 1987-present	Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher); Chairman of the Certification Committee and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts); Member, Board of the Association of Certified International Investment Analysts (ACIIA).	4
Susan Kaufman Purcell (61) Director 2001-present	Vice President, Council of the Americas; Vice President, Americas Society; Directorships: Valero Energy Corporation; Freedom House; Foundation for Management Education in Central America; Member, Advisory Board, The Inter-American Foundation; Member, Council on Foreign Relations; Member, The Economic Club of New York.	4
Kesup Yun (58) Director 2001-present	Professor, College of Business Administration, Seoul National University, Seoul, Korea; prior thereto, Director, The Korea Liberalisation Fund, Inc. (U.K.) (1996-2000); Dean, College of Business Administration, Seoul National University (1999-2001); Visiting Professor, London Business School (1997-1998)	4

Interested Directors and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2] (57) Chairman and Director 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); Managing Director, Deutsche Investment Management Americas Inc. (2003 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
200
Nicholas Bratt[1] (55) Director 1987-1997, 2001-present President 1987-present	Managing Director of Deutsche Asset Management; Director, Korea Society (private society)	4
Judith Hannaway (49) Vice President 1997-present	Managing Director of Deutsche Asset Management	n/a
Tara Kenney (42) Vice President 2000-present	Managing Director of Deutsche Asset Management	n/a
Paul Rogers (47) Vice President 1998-present	Managing Director of Deutsche Asset Management	n/a
Bruce A. Rosenblum[2] (42) Vice President and Assistant Secretary 2002-present	Director of Deutsche Asset Management (2002 to present); prior thereto, Vice President of Deutsche Asset Management (2000-2002); and partner with the law firm of Freedman, Levy, Kroll & Simonds	n/a
Charles A. Rizzo[3] (45) Treasurer 2002-present	Director of Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex., Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Kate Sullivan D'Eramo[3] (46) Assistant Treasurer 2003-present	Director of Deutsche Asset Management	n/a
Salvatore Schiavone[3] (37) Assistant Treasurer 2003-present	Director of Deutsche Asset Management	n/a
Lucinda H. Stebbins[3] (57) Assistant Treasurer 2003-present	Director of Deutsche Asset Management	n/a
John Millette[3] (40) Secretary 1999-present	Director of Deutsche Asset Management	n/a
Caroline Pearson[3] (41) Assistant Secretary 1998-present	Managing Director of Deutsche Asset Management	n/a

1 As a result of their respective positions held with the Manager, these individuals are considered "interested persons" of the Manager within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
2 Address: One South Street, Baltimore, Maryland
3 Address: Two International Place, Boston, Massachusetts

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not currently applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), a Proxy
Voting Desktop Manual ("Manual"), and Proxy Voting Guidelines ("Guidelines") for
this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The
Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund's custodian regarding proxies, considering the merits of each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor's general position on various proposals, such as:

o    Shareholder  Rights -- The advisor  generally votes against  proposals that restrict shareholder rights.

o    Corporate  Governance -- The advisor  generally votes for  confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o    Anti-Takeover  Matters -- The advisor  generally  votes for proposals  that require shareholder  ratification of poison pills or that request boards to redeem  poison pills,  and votes  "against" the adoption of poison pills if they are  submitted for  shareholder  ratification.  The advisor  generally votes for fair price proposals.

o    Routine  Matters -- The advisor  generally  votes for the  ratification  of auditors,  procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended June 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         The Brazil Fund

By:                                 /s/Richard T. Hale
                                    ----------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003
                                    ----------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          The Brazil Fund

By:                                 /s/Richard T. Hale
                                    ----------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003
                                    ----------------------------------

By:                                 /s/Charles A. Rizzo
                                    ----------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               August 19, 2003
                                    ----------------------------------